PAGE 1
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


Pre-Effective Amendment No.


Post-Effective Amendment No.  18  (File No. 33-20872)            X
                             ----                              ---

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY (ACT OF 1940)

Amendment No.   21   (File No. 811-5522)

IDS UTILITIES INCOME FUND, INC.
IDS Tower 10, Minneapolis, MN 55440-0010

Leslie L. Ogg - 901 S. Marquette Ave., Suite 2810
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
     immediately  upon  filing  pursuant to  paragraph  (b)
 X   on August 29, 1997 pursuant to paragraph (b) of Rule 485
     60 days after filing pursuant to paragraph (a)(i) on (date) pursuant to paragraph (a)(i)
     75 days after filing pursuant to paragraph (a)(ii) on (date) pursuant to paragraph (a)(ii) of rule 485.
If appropriate, check the following box:
     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Section 24-f of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for its most recent fiscal year was filed on Aug. 18, 1997.

PAGE 2
Cross reference sheet showing the location in its prospectus and the Statement of Additional Information of the information called for by the items enumerated in Parts A and B of Form N-1A.

Negative answers omitted from prospectus are so indicated.

          PART A                                                     PART B

                  Section                                                    Section in
  Item No.        in Prospectus                               Item No.       Statement of Additional Information
     1            Cover page of prospectus                      10           Cover page of SAI

     2(a)         Sales charge and Fund expenses                11           Table of Contents
      (b)         The Fund in brief
      (c)         The Fund in brief                             12           NA

     3(a)         Financial highlights                          13(a)        Additional Investment Policies; all
      (b)         NA                                                           appendices except Dollar-Cost Averaging
      (c)         Performance                                     (b)        Additional Investment Policies
      (d)         Financial highlights                            (c)        Additional Investment Policies
                                                                  (d)        Security Transactions
     4(a)         The Fund in brief; Investment policies and
                    risks; How the Fund is organized            14(a)        Board members and officers of the Fund;**
      (b)         Investment policies and risks                                Board Members and Officers
      (c)         Investment policies and risks                   (b)        Board Members and Officers
                                                                  (c)        Board Members and Officers
     5(a)         Board members and officers; Board members
                    and officers of the Fund (listing)          15(a)        NA
      (b)(i)      Investment manager;                             (b)        NA
                    About American Express Financial              (c)        Board Members and Officers
                    Corporation -- General Information
      (b)(ii)     Investment manager                            16(a)(i)     How the Fund is organized; About American
      (b)(iii)    Investment manager                                           Express Financial Corporation**
      (c)         Portfolio manager                               (a)(ii)    Agreements: Investment Management Services
      (d)         Administrator and transfer Agent                             Agreement, Plan and
      (e)         Administrator and transfer Agent                             Agreement of Distribution
      (f)         Distributor                                     (a)(iii)   Agreements: Investment Management Services Agreement
      (g)         Investment manager;                             (b)        Agreements: Investment Management Services Agreement
                    About American Express Financial              (c)        NA
                    Corporation -- General Information            (d)        Agreements: Administrative Services Agreement,
                                                                               Shareholder Service Agreement
    5A(a)         *                                               (e)        NA
      (b)         *                                               (f)        Agreements: Distribution Agreement
                                                                  (g)        NA
     6(a)         Shares; Voting rights                           (h)        Custodian; Independent Auditors
      (b)         NA                                              (i)        Agreements:  Transfer Agency Agreement; Custodian
      (c)         NA
      (d)         Voting rights                                 17(a)        Security Transactions
      (e)         Cover page; Special shareholder services        (b)        Brokerage Commissions Paid to Brokers Affiliated
      (f)         Dividend and capital gain distributions;                     with American Express Financial Corporation
                    Reinvestments                                 (c)        Security Transactions
      (g)         Taxes                                           (d)        Security Transactions
      (h)         Alternative purchase arrangements               (e)        Security Transactions

     7(a)         Distributor                                   18(a)        Shares; Voting rights**
      (b)         Valuing Fund shares                             (b)        NA
      (c)         How to purchase, exchange or redeem shares
      (d)         How to purchase shares                        19(a)        Investing in the Fund
      (e)         NA                                              (b)        Valuing Fund Shares; Investing in the Fund
      (f)         Distributor                                     (c)        Redeeming Shares

     8(a)         How to redeem shares                          20           Taxes
      (b)         NA
      (c)         How to purchase shares:  Three ways to invest 21(a)        Agreements: Distribution Agreement
      (d)         How to purchase, exchange or redeem shares:     (b)        Agreements: Distribution Agreement
                    Redemption policies -- "Important..."         (c)        NA

     9            None                                          22(a)        Performance Information (for money market
                                                                               funds only)
                                                                  (b)        Performance Information (for all funds except
                                                                               money market funds)

                                                                23           Financial Statements

*Designates information is located in annual report.





**Designates location in prospectus.

IDS Utilities Income Fund


Prospectus
Aug. 29, 1997



The primary goal of IDS Utilities Income Fund, Inc. is a high level of current income. Secondary goals are growth of income and capital. The Fund invests primarily in securities of public utility companies.

This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.

Additional  facts about the Fund are in a Statement  of  Additional  Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated here by reference. For a free copy, contact American Express Shareholder Service.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please note that the Fund:

o  is not a bank deposit
o  is not federally insured
o  is not endorsed by any bank or government agency
o  is not guaranteed to achieve its goals

American Express Shareholder Service
P.O. Box 534
Minneapolis, MN
55440-0534
800-862-7919
TTY:  800-846-4852
Web site address: http://www.americanexpress.com/advisors

PAGE 4
Table of contents


The Fund in brief
      Goals
      Investment policies and risks
      Manager and distributor
      Portfolio manager
      Alternative purchase arrangements


Sales charge and Fund expenses

Performance
      Financial highlights
      Total returns

Investment policies and risks
      Facts about investments and their risks
      Alternative investment option
      Valuing Fund shares

How   to purchase,  exchange or redeem shares
      Alternative purchase  arrangements
      How to  purchase  shares
      How to  exchange  shares
      How to  redeem  shares
      Reductions and waivers of the sales charge

Special shareholder services
      Services
      Quick telephone reference

Distributions and taxes
      Dividend and capital gain distributions
      Reinvestments
      Taxes
      How to determine the correct TIN


How   the Fund is organized
      Shares
      Voting  rights
      Shareholder  meetings
      Board members and officers
      Investment manager
      Administrator and transfer agent
      Distributor


About American Express Financial Corporation
      General information


Appendix
      Description of derivative instruments

PAGE 5
The Fund in brief

Goals

IDS Utilities Income Fund (the Fund) seeks to provide shareholders with a high level of current income. Secondary goals are growth of income and capital. Because any investment involves risk, achieving these goals cannot be guaranteed. Only shareholders can change the goals.

Investment policies and risks

The Fund is a diversified mutual fund that invests primarily in securities of public utilities. These include companies that produce or supply electric power, natural gas, water, sanitary services, telecommunications and other communications services (excluding radio and television broadcasters) for public use or consumption. Other investments include derivative instruments, money market instruments and securities that are not public utilities. Some of the
Fund's investments may be considered speculative and involve additional investment risks. For further information, refer to the later section in the prospectus titled "Investment policies and risks."

Manager and distributor

The Fund is managed by American Express Financial Corporation (AEFC), a provider of financial services since 1894. AEFC currently manages more than $65 billion in assets for the IDS MUTUAL FUND GROUP. Shares of the Fund are sold through American Express Financial Advisors Inc., a wholly-owned subsidiary of AEFC.

Portfolio manager

Bern Fleming joined AEFC in 1985 and worked as a utility analyst until becoming portfolio manager of this Fund in January 1995.

Alternative purchase arrangements

The Fund offers its shares in three classes. Class A shares are subject to a sales charge at the time of purchase. Class B shares are subject to a contingent deferred sales charge (CDSC) on redemptions made within six years of purchase and an annual distribution (12b-1) fee. Class Y shares are sold without a sales charge to qualifying institutional investors.

Sales charge and Fund expenses

Shareholder transaction expenses are incurred directly by an investor on the purchase or redemption of Fund shares. Fund operating expenses are paid out of Fund assets for each class of shares. Operating expenses are reflected in the Fund's daily share price and dividends, and are not charged directly to shareholder accounts.

PAGE 6
Shareholder transaction expenses
                                       Class A   Class B   Class Y
Maximum sales charge on purchases*
(as a percentage of offering price).......5%        0%        0%
Maximum deferred sales charge
imposed on redemptions (as a
percentage of original purchase price)....0%        5%        0%

Annual Fund operating expenses (as a percentage of average daily net assets):

                                       Class A   Class B   Class Y
Management fee                         0.52%     0.52%     0.52%
12b-1 fee                              0.00%     0.75%     0.00%
Other expenses**                       0.37%     0.38%     0.30%
Total                                  0.89%     1.65%     0.82%

*This charge may be reduced depending on your total investments in IDS funds. See "Reductions of the sales charge."


**Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses.


Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:


                    1 year       3 years      5 years   10 years
Class A             $59          $77          $ 97      $155
Class B             $67          $92          $110      $176**
Class B*            $17          $52          $ 90      $176**
Class Y             $ 8          $26          $ 46      $102


*Assuming Class B shares are not redeemed at the end of the period. **Based on conversion of Class B shares to Class A shares after eight years.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because Class B pays annual distribution (12b-1) fees, long-term shareholders of Class B may indirectly pay an equivalent of more than a 6.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

PAGE 7
Performance

Financial highlights

          Fiscal period ended June 30,
          Per share income and capital changes(a)
                                     Class A

                            1997     1996     1995     1994     1993     1992     1991     1990     1989(b)
Net asset value,           $7.24    $6.26    $6.23    $7.05    $6.35    $5.67    $5.67    $5.54    $5.00
beginning of period
                           Income from investment operations:
Net investment income        .25      .30      .29      .31      .32      .33      .35      .37      .34

Net gains (losses)          1.01      .96      .21     (.38)     .89      .73      .05      .19      .54
(both realized
and unrealized)

Total from investment       1.26     1.26      .50     (.07)    1.21     1.06      .40      .56      .88
operations
                           Less distributions:
Dividends from net          (.24)    (.28)    (.31)    (.31)    (.33)    (.32)    (.35)    (.37)    (.34)
investment income

Distributions from          (.22)      --     (.16)    (.44)    (.18)    (.06)    (.05)    (.06)      --
realized gains

Total distributions         (.46)    (.28)    (.47)    (.75)    (.51)    (.38)    (.40)    (.43)    (.34)

Net asset value,           $8.04    $7.24    $6.26    $6.23    $7.05    $6.35    $5.67    $5.67    $5.54
end of period
                           Ratios/supplemental data
                                     Class A

                            1997     1996     1995     1994     1993     1992     1991     1990     1989(b)


Net assets, end of          $740     $677     $601     $651     $655     $406     $252     $197      $72
period (in millions)

Ratio of expenses to         .89%     .90%     .89%     .82%     .86%     .92%     .90%     .96%     .87%(c)
average daily net assets(d)

Ratio of net income         3.42%    4.03%    4.84%    4.55%    4.78%    5.37%    6.37%    6.65%    7.09%(c)
to average daily net assets

Portfolio turnover rate       90%      84%      68%     102%      64%      49%      57%      53%      41%
(excluding short-term
securities)

Total return(e)             18.1%    20.2%     8.4%    (1.7%)   19.9%    19.2%     7.3%    10.3%    18.2%

Average brokerage
commisson rate(g)         $.0454       --       --       --       --       --       --       --       --

                 (a) For a share outstanding throughout the period.  Rounded to the nearest cent.
                 (b) Inception date. Period from Aug. 1, 1988 to June 30, 1989.
                 (c) Adjusted to an annual basis
                 (d) Effective  fiscal year 1996,  expense  ratio is based on total expenses of the Fund before  reduction of earnings credits on cash balances.
                 (e) Total return does not reflect payment of a sales charge.
                 (f) Effective  fiscal  year  1997,  the  Fund  is  required  to disclose an average brokerage commission rate per share for security  trades  on which  commissions  are  charged.  The comparability  of this  information  may be affected by the fact that  commission  rates per share  vary  significantly among foreign countries.

PAGE 8

                               Financial highlights

                               Fiscal period ended June 30,
                               Per share income and capital changes(a)

                                   Class B                     Class Y

                          1997     1996     1995(b)   1997     1996     1995(b)
Net asset value,         $7.23    $6.26    $5.98     $7.24    $6.26    $5.98
beginning of period
                           Income from investment operations:

Net investment income      .19      .23      .15       .26      .31      .16

Net gains (losses)(both   1.03      .96      .26      1.02      .96      .27
realized and unrealized)

Total from investment     1.22     1.19      .41      1.28     1.27      .43
operations
                           Less distributions:
Dividends from net        (.19)    (.22)    (.13)     (.26)    (.29)    (.15)
investment income

Distributions from        (.22)      --       --      (.22)      --       --
realized gains

Total distributions       (.41)    (.22)    (.13)     (.48)    (.29)    (.15)

Net asset value,         $8.04    $7.23    $6.26     $8.04    $7.24    $6.26
end of period
                           Ratios/supplemental data
                                   Class B                     Class Y
                          1997     1996     1995(b)   1997     1996     1995(b)

Net assets, end of         $93      $47       $7       $--      $--      $--
period (in millions)

Ratio of expenses to      1.65%    1.68%    1.83%c     .74%     .73%     .84%(c)
average daily net assets(d)

Ratio of net income       2.66%    3.05%    4.83%(c)  3.57%    4.13%    5.84%(c)
to average daily net assets

Portfolio turnover rate     90%      84%      68%       90%      84%      68%
(excluding short-term
securities)

Total returne             17.3%    19.3%     6.9%     18.3%    20.4%     7.2%

Average brokerage
commission ratef        $.0454       --       --    $.0454       --       --

 (a) For a share outstanding throughout the period. Rounded to the nearest cent.
 (b) Inception date was March 20, 1995.
 (c) Adjusted to an annual basis.
 (d) Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
 (e) Total return does not reflect payment of a sales charge.
 (f) Effective fiscal year 1997, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

The information in these tables has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

PAGE 9
Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.

Average annual total returns as of June 30, 1997

Purchase              1 year    5 years    Since
made                  ago       ago        inception
Utilities:
  Class A            +12.21%   +11.52%    +12.58%*
  Class B            +13.27%       --%    +18.17%**
  Class Y            +18.30%       --%    +20.65%**

S&P 500              +34.67%   +19.73%    +17.50%***

*Inception date was Aug. 1, 1988.
**Inception date was March 20, 1995.
***Measurement period started Aug. 1, 1988.

Cumulative total returns as of June 30, 1997

Purchase               1 year    5 years   Since
made                   ago       ago       inception
Utilities:
  Class A             +12.21%   +72.56%   +187.79%*
  Class B             +13.27%       --%   + 46.37%**
  Class Y             +18.30%       --%   + 53.47%**

S&P 500               +34.67%  +146.14%   +321.82%***

*Inception date was Aug. 1, 1988.
**Inception date was March 20, 1995.
***Measurement period started Aug. 1, 1988.

These examples show total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to those of a popular index for the same periods. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees. March 20, 1995 was the inception date for Class B and Class Y. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance. of Class A, adjusted to reflect differences in sales charges although not for other differences in expenses.

PAGE 10
For purposes of calculation, information about the Fund assumes:
o     a sales charge of 5% for Class A shares
o redemption at the end of the period and deduction of the applicable contingent deferred sales charge for Class B shares
o     no sales charge for Class Y shares
o no adjustments for taxes an investor may have paid on the reinvested income and capital gains
o a period of widely fluctuating securities prices. Returns shown should not be considered a representation of the Fund's future performance.

Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which the Fund invests. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Investment policies and risks

Under normal market conditions, the Fund will concentrate at least 65% of its total assets in securities of public utility companies. Generally the Fund will invest in dividend-paying stocks. These include companies that produce or supply electric power, natural gas, water, sanitary services, telecommunications and other communications services (but not radio or television broadcasters) for public use or consumption.

The Fund also may invest in derivative instruments, money market instruments and securities that are not public utilities.

The various types of investments the portfolio manager uses to achieve investment performance are described in more detail in the next section and in the SAI.

Facts about investments and their risks

Utility stocks: Utility stocks are sensitive to interest rate changes. As interest rates rise, the price of utility stocks generally decreases, and as interest rates fall, the price of utility stocks generally increases. Utilities are subject to certain regulatory rulings that may affect the value of their stocks. Such rules include regulation over growth, environmental protection, and allocation of increased production cost to consumers. Other conditions that may affect their stock value include fluctuations in demands for service, availability and cost of fuels, and special risks associated with constructing and operating nuclear power plants or other specialized types of power plants and recently a trend toward deregulation. The latter trend has been evident for the natural gas and telephone utilities and is occurring in varying degrees for electric utilities in some states. Deregulation is increasing competition among the electric companies, which in turn puts pressure on company performance.

Other stocks: Stock prices are subject to market fluctuations. Stocks of smaller companies may be subject to more abrupt or erratic price movements than stocks of larger, established

PAGE 11
companies or the stock market as a whole.  While most of the Fund's  investments
are  in  established   companies  having  adequate  financial   reserves,   some
investments involve substantial risk and may be considered speculative.

Preferred stocks: If a company earns a profit, it generally must pay its preferred stockholders a dividend at a pre-established rate.

Convertible securities: These securities generally are preferred stocks or bonds that can be exchanged for other securities, usually common stock, at prestated prices. When the trading price of the common stock makes the exchange likely, convertible securities trade more like common stock.

Debt securities: The Fund may invest in bonds if they are rated in the top four classifications by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or are of equivalent quality in the opinion of the portfolio manager. The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or downgraded. Securities that are subsequently downgraded in quality may continue to be held by the Fund and will be sold only when the investment manager believes it is advantageous to do so.

Foreign investments: Securities of foreign companies and governments may be traded in the United States, but often they are traded only on foreign markets. Frequently, there is less information about foreign companies and less government supervision of foreign markets. Foreign investments are subject to political and economic risks of the countries in which the investments are made, including the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions that might affect an investment adversely. If an investment is made in a foreign market, the local currency may be purchased using a forward contract in which the price of the foreign currency in U.S. dollars is established on the date the trade is made, but delivery of the currency is not made until the securities are received. As long as the Fund holds foreign currencies or securities valued in foreign currencies, the value of those assets will be affected by changes in the value of the currencies relative to the U.S. dollar. Because of the limited trading volume in some foreign markets, efforts to buy or sell a security may change the price of the security, and it may be difficult to complete the transaction. The Fund may invest up to 25% of its total assets in foreign investments.

Derivative instruments: The portfolio manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or

PAGE 12
no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the portfolio manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. The Fund will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Fund will designate cash or appropriate liquid assets to cover its portfolio obligations. No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of the Fund's assets at risk to 5%. The Fund is not limited as to the percentage of its assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.


Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The portfolio manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.


Money market instruments: Short-term debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally, less than 25% of the Fund's total assets are in these money market instruments. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.

The investment policies described above may be changed by the board.

Lending portfolio securities: The Fund may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Fund's net assets.

PAGE 13
Alternative investment option

In the future, the board of the Fund may determine for operating efficiencies to use a master/feeder structure. Under that structure, the Fund's assets would be invested in an investment company with the same goal as the Fund, rather than invested directly in a portfolio of securities.

Valuing Fund shares

The public offering price is the net asset value (NAV) adjusted for the sales charge for Class A. It is the NAV for Class B and Class Y.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open).

To establish the net assets, all securities are valued as of the close of each business day. In valuing assets:

o Securities (except bonds) and assets with available market values are valued on that basis

o Securities maturing in 60 days or less are valued at amortized cost

o Bonds and assets without readily available market values are valued according to methods selected in good faith by the board

How to purchase, exchange or redeem shares

Alternative purchase arrangements

The Fund offers three  different  classes of shares - Class A, Class B and Class
Y. The primary differences among the classes are in the sales charge structures and in their ongoing expenses. These differences are summarized in the table below. You may choose the class that best suits your circumstances and objectives.

              Sales charge and
              distribution
              (12b-1) fee                 Service fee          Other information
Class A       Maximum initial             0.175% of average    Initial sales charge
              sales charge of             daily net assets     waived or reduced
              5%; no 12b-1 fee                                 for certain purchases

Class         B No initial  sales  0.175% of average  Shares  convert to charge;
              maximum CDSC daily net assets Class A after eight of 5% declines to 0% years; CDSC waived in after six years; 12b-1 certain circumstances fee of 0.75% of average daily net assets






PAGE 14

Class Y       None                        0.10% of average     Available only to
                                          daily net assets     certain qualifying
                                                               institutional
                                                               investors

Conversion of Class B shares to Class A shares - During the ninth calendar year of owning your Class B shares, Class B shares will convert to Class A shares and will no longer be subject to a distribution fee. Class B shares that are converts to Class A shares are not subject to a sales charge or distribution fee. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares. This means more of your money will be put to work for you.

Considerations in determining whether to purchase Class A or Class B shares - You should consider the information below in determining whether to purchase Class A or Class B shares. The distribution fee (included in "Ongoing expenses") and sales charges are structured so that you will have approximately the same total return at the end of eight years regardless of which class you chose.

                     Sales charges on purchase or redemption

If you purchase Class A                   If you purchase Class B
shares                                    shares

o You will not have all                   o All of your money is
of your purchase price                    invested in shares of
invested.  Part of your                   stock.  However, you will
purchase price will go                    pay a sales charge if you
to pay the sales charge.                  redeem your shares within
You will not pay a sales                  six years of purchase.
charge when you redeem
your shares.

o You will be able to                     o No reductions of the
take advantage of                         sales charge are
reductions in the sales                   available for large
charge.                                   purchases.

If your investments in IDS funds that are subject to a sales charge total $250,000 or more, you are better off paying the reduced sales charge in Class A than paying the higher fees in Class B. If you qualify for a waiver of the sales charge, you should purchase Class A shares.

                         Ongoing expenses

If you purchase Class A                   If you purchase Class B
shares                                    shares

o Your shares will have                   o The distribution and
a lower expense ratio                       transfer agency fees for
than Class B shares                         Class B will cause your
because Class A does not                    shares to have a higher
pay a distribution fee                     expense ratio and to pay
and the transfer agency                    lower dividends than
fee for Class A is lower                   Class A shares.  After
than the fee for Class B.                  eight years, Class B
As a result, Class A shares                shares will convert to
will pay higher dividends                  Class A shares and you
than Class B shares.                       will no longer be
                                           subject to higher fees.

You should consider how long you plan to hold your shares and whether the accumulated higher fees and CDSC on Class B shares prior to conversion would be less than the initial sales charge on Class A shares. Also consider to what extent the difference would be offset by the lower expenses on Class A shares. To help you in this analysis, the example in the "Sales charge and Fund expenses" section of the prospectus illustrates the charges applicable to each class of shares.


Class Y shares - Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:


      o Qualified employee benefit plans* if the plan:
     - uses a daily transfer recordkeeping service offering participants daily access to IDS funds and has
     - at least $10 million in plan assets or
     - 500 or more participants; or
     - does not use daily transfer recordkeeping and has
     - at least $3 million invested in funds of the IDS MUTUAL FUND GROUP or
     - 500 or more participants.

      o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These must have at least $10 million invested in funds of the IDS MUTUAL FUND GROUP.

      o  Nonqualified   deferred  compensation  plans*  whose  participants  are
      included in a qualified employee benefit plan described above.

* Eligibility must be determined in advance by American Express Financial Advisors. To do so, contact your financial advisor.

How to purchase shares

If you're investing in this Fund for the first time, you'll need to set up an account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

Important: When opening an account, you must provide AEFC with your correct Taxpayer Identification Number (Social Security or
Employer Identification number).  See "Distributions and taxes."

PAGE 16
When you purchase shares for a new or existing account, the price you pay per share is determined at the close of business on the day your investment is received and accepted at the Minneapolis headquarters.

Purchase policies:

o Investments must be received and accepted in the Minneapolis headquarters on a business day before 3 p.m. Central time to be included in your account that day and to receive that day's share price. Otherwise, your purchase will be processed the next business day and you will pay the next day's share price.

o The minimums allowed for investment may change from time to time.

o Wire orders can be accepted only on days when your bank, AEFC, the Fund and Norwest Bank Minneapolis are open for business.

o Wire purchases are completed when wired payment is received and the Fund accepts the purchase.

o AEFC and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

o     You must pay any fee the bank charges for wiring.

o The Fund reserves the right to reject any application for any reason.

o If your application does not specify which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

                              Three ways to invest

1
By regular account Send your check and application    Minimum amounts
                  (or your name and account number    Initial investment:      $2,000
                  if you have an established account) Additional
                  to:                                 investments:             $  100
                  American Express Financial Advisors Inc. Account balances:   $  300*
                  P.O. Box 74                         Qualified retirement
                  Minneapolis, MN  55440-0074         accounts:             none

                  Your financial advisor will help you with this process.

2
By scheduled      Contact your financial advisor      Minimum amounts
investment plan   to set up one of the following      Initial investment: $100
                  scheduled plans:                    Additional
                                                      investments:        $100/each payment
                  o  automatic payroll deduction      Account balances:   none
                                                      (on active plans of
                  o  bank authorization               monthly payments)

                  o  direct deposit of                If account balance is below $2,000,
                     Social Security check            frequency of payments must be at
                                                      least monthly.
                  o  other plan approved by the Fund






PAGE 17
3
By wire           If you have an established account, If this information is not
                  you may wire money to:              included, the order may be
                                                      rejected and all money
                  Norwest Bank Minneapolis            received by the Fund, less
                  Routing No. 091000019               any costs the Fund or AEFC
                  Minneapolis, MN                     incurs, will be returned
                  Attn: Domestic Wire Dept.           promptly.

                  Give these instructions:            Minimum amounts
                  Credit IDS Account #00-30-015       Each wire investment: $1,000
                  for personal account # (your
                  account number) for (your name).

*If your account balance falls below $300, you will be asked in writing to bring it up to $300 or establish a scheduled investment plan. If you don't do so within 30 days, your shares can be redeemed and the proceeds mailed to you.

How to exchange shares


You can exchange your shares of the Fund at no charge for shares of the same class of any other publicly offered fund in the IDS MUTUAL FUND GROUP available in your state. Exchanges into IDS Tax-Free Money Fund must be made from Class A shares. For complete information on any other fund, including fees and expenses, read that fund's prospectus carefully.


If your exchange request arrives at the Minneapolis headquarters before the close of business, your shares will be redeemed at the net asset value set for that day. The proceeds will be used to purchase new fund shares the same day. Otherwise, your exchange will take place the next business day at that day's net asset value.


For tax purposes, an exchange represents a redemption and purchase and may result in a gain or loss. However, you cannot use the sales charge imposed on the purchase of Class A shares to create or increase a tax loss (or reduce a taxable gain) by exchanging from the Fund within 91 days of your purchase. For further explanation, see the SAI.


How to redeem shares

You can redeem your shares at any time. American Express Shareholder Service will mail payment within seven days after receiving your request.

When you redeem shares, the amount you receive may be more or less than the amount you invested. Your shares will be redeemed at net asset value, minus any applicable sales charge, at the close of business on the day your request is accepted at the Minneapolis headquarters. If your request arrives after the close of business, the price per share will be the net asset value, minus any applicable sales charge, at the close of business on the next business day.

A redemption is a taxable transaction. If your proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability. Redeeming shares held in an IRA or qualified retirement account may

PAGE 18
subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.

             Two ways to request an exchange or redemption of shares

1
By letter                     Include in your letter:
                              o  the name of the fund(s)
                              o  the class of shares to be exchanged or redeemed
                              o your  account  number(s)  (for  exchanges,  both
                              funds must be registered in the same  ownership) o
                              your  Taxpayer  Identification  Number (TIN) o the
                              dollar  amount or  number  of  shares  you want to
                              exchange or redeem o signature  of all  registered
                              account owners o for redemptions, indicate how you
                              want  your  money  delivered  to  you o any  paper
                              certificates of shares you hold

                              Regular mail:
                                    American Express Shareholder Service
                                    Attn:  Redemptions
                                    P.O. Box 534
                                    Minneapolis, MN  55440-0534

                              Express mail:
                                    American Express Shareholder Service
                                    Attn:  Redemptions
                                    733 Marquette Ave.
                                    Minneapolis, MN  55402

2
By phone
American Express Financial    o The Fund and AEFC will honor any telephone exchange
Advisors Telephone            or redemption request believed to be authentic and will use
Transaction Service:          reasonable  procedures  to  confirm  that they are.  This  includes
800-437-3133 or               asking  identifying  questions and tape recording calls. If reasonable
612-671-3800                  procedures are not followed, the Fund or AEFC will be liable for any loss resulting from fraudulent requests.
                              o  Phone   exchange  and   redemption   privileges
                              automatically   apply  to  all   accounts   except
                              custodial,   corporate  or  qualified   retirement
                              accounts  unless you request these  privileges NOT
                              apply  by  writing  American  Express  Shareholder
                              Service.  Each  registered  owner  must  sign  the
                              request.  o AEFC answers phone requests  promptly,
                              but you may experience  delays when call volume is
                              high.  If you are unable to get through,  use mail
                              procedure  as an  alternative.  o  Acting  on your
                              instructions,  your financial  advisor may conduct
                              telephone  transactions  on your  behalf.  o Phone
                              privileges may be modified or  discontinued at any
                              time.

                              Minimum amount
                              Redemption: $100

                              Maximum amount
                              Redemption: $50,000

Exchange policies:

o You may make up to three exchanges within any 30-day period, with each limited to $300,000. These limits do not apply to scheduled exchange programs and certain employee benefit plans or other arrangements through which one shareholder represents the interests of several. Exceptions may be allowed with pre-approval of the Fund.

o Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

PAGE 19
o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is obtained from the secured party.

o AEFC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Redemption policies:

o A "change of mind" option allows you to change your mind after requesting a redemption and to use all or part of the proceeds to purchase new shares in the same account from which you redeemed. If you reinvest in Class A, you will purchase the new shares at net asset value rather than the offering price on the date of a new purchase. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 30 days of the date your redemption request was received. Include your account number and mention this option. This privilege may be limited or withdrawn at any time, and it may have tax consequences.

o A telephone redemption request will not be allowed within 30 days of a phoned-in address change.

Important: If you request a redemption of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before a check is mailed to you. (A check may be mailed earlier if your bank provides evidence satisfactory to the Fund and AEFC that your check has cleared.)

              Three ways to receive payment when you redeem shares

1
By regular or express mail                o  Mailed to the address on record
                                          o  Payable to names listed on the account

                                          NOTE: You will be charged a fee if you
                                          request express mail delivery.

2
By wire                                   o  Minimum wire redemption:  $1,000
                                          o  Request that money be wired to your bank
                                          o  Bank account must be in the same
                                             ownership as the IDS fund account

                                          NOTE: Pre-authorization required. For
                                          instructions, contact your financial
                                          advisor or American Express Shareholder Service.

3
By scheduled payout plan                  o  Minimum payment:  $50
                                          o  Contact your  financial  advisor or
                                             American    Express     Shareholder
                                             Service to set up regular  payments
                                             to  you  on a  monthly,  bimonthly,
                                             quarterly,   semiannual  or  annual
                                             basis





PAGE 20
                                          o Purchasing new shares while under a payout
                                            plan may be disadvantageous because of
                                            the sales charges

Reductions and waivers of the sales charge
Class A - initial sales charge alternative

On purchases of Class A shares, you pay a 5% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000:

Total investment         Sales charge as a
                         percent of:*

                         Public    Net
                         offering  amount
                         price     invested

Up to $50,000             5.0%       5.26%
Next $50,000              4.5        4.71
Next $400,000             3.8        3.95
Next $500,000             2.0        2.04
$1,000,000 or more        0.0        0.00

* To calculate the actual sales charge on an investment greater than $50,000 and less than $1,000,000, amounts for each applicable increment must be totaled. See the SAI.

Reductions of the sales charge on Class A shares

Your sales charge may be reduced, depending on the totals of:

o  the amount you are investing in this Fund now,

o  the amount of your existing investment in this Fund, if any, and

o the amount you and your primary household group are investing or have in other funds in the IDS MUTUAL FUND GROUP that carry a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.)

Other policies that affect your sales charge:

o IDS Tax-Free Money Fund and Class A shares of IDS Cash Management Fund do not carry sales charges. However, you may count investments in these funds if you acquired shares in them by exchanging shares from IDS funds that carry sales charges.

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for all shares purchased through that plan.

PAGE 21
o If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent.

For more details, see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o Current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses and unmarried children under 21.

o Current or retired American Express financial advisors, their spouses and unmarried children under 21.


o Investors who have a business relationship with a newly associated financial advisor who joined AEFA from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with AEFA,
(2) the purchase is made with proceeds of a redemption of shares that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds must be the result of a redemption of an equal or greater value where a sales load was previously assessed.


o Qualified employee benefit plans* using a daily transfer recordkeeping system offering participants daily access to IDS funds.

(Participants in certain qualified plans for which the initial sales charge is waived may be subject to a deferred sales charge of up to 4% on certain redemptions. For more information, see the SAI.)


o Shareholders who have at least $1 million invested in funds of the IDS MUTUAL FUND GROUP. If the investment is redeemed in the first year after purchase, a CDSC of 1% will be charged on the redemption. The CDSC will be waived only in the circumstances described for waivers for Class B shares.


o Purchases made within 30 days after a redemption of shares (up to the amount redeemed):
   -  of a product distributed by American Express Financial
      Advisors in a qualified plan subject to a deferred sales
      charge or
   -  in  a  qualified  plan  where   American   Express  Trust  Company  has  a
      recordkeeping, trustee, investment management or investment servicing relationship.

Send the Fund a written request along with your payment, indicating the amount of the redemption and the date on which it occurred.


o Purchases made with dividend or capital gain distributions from the same class of another fund in the IDS MUTUAL FUND GROUP that has a sales charge.

o Purchases made through or under a "wrap fee" product sponsored by American Express Financial Advisors Inc. (total amount of all investments must be $50,000); the University of Texas System ORP; or a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company.

o Purchases made with the proceeds from IDS Life Real Estate Variable Annuity surrenders through December 31, 1997.


*Eligibility must be determined in advance by American Express
Financial Advisors.  To do so, contact your financial advisor.

Class B - contingent deferred sales charge alternative

Where a CDSC is imposed on a redemption, it is based on the amount of the redemption and the number of calendar years, including the year of purchase, between purchase and redemption. The following table shows the declining scale of percentages that apply to redemptions during each year after a purchase:

If a redemption is                  The percentage rate
made during the                     for the CDSC is:

First year                                5%
Second year                               4%
Third year                                4%
Fourth year                               3%
Fifth year                                2%
Sixth year                                1%
Seventh year                              0%

If the amount you are redeeming reduces the current net asset value of your investment in Class B shares below the total dollar amount of all your purchase payments during the last six years (including the year in which your redemption is made), the CDSC is based on the lower of the redeemed purchase payments or market value.

The following example illustrates how the CDSC is applied. Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividend and capital gain distributions. You could redeem any amount up to $2,000 without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you redeemed $2,500, the CDSC would apply only to the $500 that represented part of your original purchase price. The CDSC rate would be 4% because a redemption after 15 months would take place during the second year after purchase.

Because the CDSC is imposed only on redemptions that reduce the total of your purchase payments, you never have to pay a CDSC on any amount you redeem that represents appreciation in the value of your shares, income earned by your shares or capital gains. In addition, when determining the rate of any CDSC, your redemption will be made from the oldest purchase payment you made. Of course, once a purchase payment is considered to have been redeemed, the next amount redeemed is the next oldest purchase payment. By

PAGE 23
redeeming the oldest purchase payments first, lower CDSCs are imposed than would otherwise be the case.

Waivers of the contingent deferred sales charge

The CDSC on Class B shares will be waived on redemptions of shares:

o In the event of the shareholder's death,
o Purchased by any board member, officer or employee of a fund or AEFC or its subsidiaries,
o Held in a trusteed employee benefit plan, o Held in IRAs or certain qualified plans for which American Express Trust Company acts as custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:
      - at least 59-1/2 years old, and
      - taking a retirement distribution (if the redemption is part of a transfer to an IRA or qualified plan in a product distributed by American Express Financial Advisors, or a custodian-to-custodian transfer to a product not distributed by American Express Financial Advisors, the CDSC will not be waived), or
      - redeeming under an approved substantially equal periodic payment arrangement.

For investors in Class A shares who have over $1 million invested in one year, the 1% CDSC on redemption of those shares will be waived in the same circumstances described for Class B.

Special shareholder services

Services

To help you track and evaluate the performance of your investments, AEFC provides these services:

Quarterly statements listing all of your holdings and transactions during the previous three months.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

A personalized mutual fund progress report detailing returns on your initial investment and cash-flow activity in your account. It calculates a total return to reflect your individual history in owning Fund shares. This report is available from your financial advisor.

Quick telephone reference


American Express Financial Advisors Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements
National/Minnesota:   800-437-3133
Mpls./St. Paul area:  671-3800

PAGE 24
TTY Service
For the hearing impaired
800-846-4852


American  Express   Financial   Advisors  Easy  Access  Line  Automated  account
information   (TouchToneR  phones  only),  including  current  Fund  prices  and performance, account values and recent account transactions 800-862-7919


Distributions and taxes

As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.

Dividend and capital gain distributions


The Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. Before they are distributed, both net investment income and net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)

Dividends for each class will be calculated at the same time, in the same manner and will be the same amount prior to deduction of expenses. Expenses attributable solely to a class of shares will be paid exclusively by that class.


Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o you request the Fund in writing or by phone to pay distributions to you in cash, or


o you direct the Fund to invest your distributions in the same class of another publicly available IDS fund for which you've previously opened an account.


The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive only those declared after your request has been processed.

PAGE 25
If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares.

Taxes

Distributions are subject to federal income tax and also may be subject to state and local taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Corporate shareholders of the Fund generally are entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic securities. To calculate any dividends-received deduction the Fund will report to corporate shareholders annually the percentage of the Fund's income that comes from dividends from domestic securities. Receipt of income that qualifies for the dividends-received deduction is incidental to the Fund's investment activity.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a net investment income or a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be either short term (for shares held for one year or less) or long term (for shares held for more than one year).

Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account at AEFC.

If you don't provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o     a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o     criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

PAGE 26

How to determine the correct TIN
                                          Use the Social Security or
For this type of account:                 Employer Identification number
                                          of:
Individual or joint account               The individual or individuals
                                          listed on the account

Custodian account of a minor              The minor
(Uniform Gifts/Transfers to
Minors Act)

A living trust                            The grantor-trustee (the person
                                          who puts the money into the
                                          trust)

An irrevocable trust, pension             The legal entity (not the
trust or estate                           personal representative or
                                          trustee, unless no legal entity
                                          is designated in the account
                                          title)

Sole proprietorship                       The owner

Partnership                               The partnership

Corporate                                 The corporation

Association, club or                      The organization
tax-exempt organization

For details on TIN requirements, ask your financial advisor or local American Express Financial Advisors office for federal Form W-9, "Request for Taxpayer Identification Number and Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to this Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

How the Fund is organized


Shares

The Fund is owned by its shareholders. The Fund issues shares in three classes - Class A, Class B and Class Y. Each class has different sales arrangements and bears different expenses. Each class represents interests in the assets of the Fund. Par value is one cent per share. Both full and fractional shares can be issued.

The Fund no longer issues stock certificates.

PAGE 27
Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Fund have cumulative voting rights. Each class has exclusive voting rights with respect to the provisions of the Fund's distribution plan that pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

Shareholder meetings

The Fund does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove board members.

Board members and officers


Shareholders elect a board that oversees the operations of the Fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings. Board members and officers serve 47 IDS and IDS Life funds and 15 Master Trust portfolios, except for William H. Dudley, who does not serve the nine IDS Life funds.


Board members and officers of the Fund

President and interested board member


William R. Pearce
Chairman of the board, Board Services Corporation (provides administrative services to boards including the boards of the IDS and IDS Life funds and Master Trust portfolios).


Independent board members


H. Brewster Atwater, Jr.
Former chairman and chief executive officer, General Mills, Inc.


Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for Public
Policy Research.

Robert F. Froehlke
Former president of all funds in the IDS MUTUAL FUND GROUP.

Heinz F. Hutter
Former president and chief operating officer, Cargill, Inc.

Anne P. Jones
Attorney and telecommunications consultant.

Melvin R. Laird
Senior counsellor for national and international affairs, The Reader's Digest Association, Inc.

Alan K. Simpson
Former United States senator for Wyoming.


Edson W. Spencer
Former chairman and chief executive officer, Honeywell, Inc.

Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board, The Valspar Corporation.

Interested board members who are officers and/or employees of AEFC


William H. Dudley
Senior advisor to the chief executive officer, AEFC.


David R. Hubers
President and chief executive officer, AEFC.

John R. Thomas
Senior vice president, AEFC.

Officers who also are officers and/or employees of AEFC


Peter J. Anderson
Senior vice president, AEFC. Vice president - Investments for the Fund.

Melinda S. Urion
Senior vice president and chief financial officer, AEFC. Treasurer for the Fund.


Other officer


Leslie L. Ogg
President, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Fund.


Refer to the SAI for the board members' and officers' biographies.

Investment manager


The Fund pays AEFC for managing its assets. Under its Investment Management Services Agreement, AEFC is paid a fee for these services based on the average daily net assets of the Fund, as follows:


Assets          Annual rate
(billions)      at each asset level

First $0.50     0.530%
Next   0.50     0.505
Next   1.0      0.480
Next   1.0      0.455
Next   3.0      0.430
Over   6.0      0.400

For the fiscal year ended June 30, 1997, the Fund paid AEFC a total investment management fee of 0.52% of its average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses.

Administrator and transfer agent

The Fund pays AEFC for shareholder accounting and transfer agent services under two agreements. The first agreement, the Administrative Services Agreement, has a declining annual rate beginning at 0.04% and decreasing to 0.02% as assets increase. The second agreement, the Transfer Agency Agreement, has an annual fee per shareholder account as follows:


      o   Class A   $15
      o   Class B   $16
      o   Class Y   $15

Distributor

The Fund has an exclusive distribution agreement with American Express Financial Advisors, a wholly-owned subsidiary of AEFC. Financial advisors representing American Express Financial Advisors provide information to investors about individual investment programs, the Fund and its operations, new account applications, and exchange and redemption requests. The cost of these services is paid partially by the Fund's sales charges.


Persons who buy Class A shares pay a sales charge at the time of purchase. Persons who buy Class B shares are subject to a contingent deferred sales charge on a redemption in the first six years and pay an asset-based sales charge (also known as a 12b-1 fee) of 0.75% of the Fund's average daily net assets. Class Y shares are sold without a sales charge and without an asset-based sales charge.


Financial advisors may receive different compensation for selling Class A, Class B and Class Y shares. Portions of the sales charge also may be paid to securities dealers who have sold the Fund's shares or to banks and other financial institutions. The amounts of those payments range from 0.8% to 4% of the Fund's offering price depending on the monthly sales volume.


Under a Shareholder Service Agreement, the Fund also pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B shares and 0.10% for Class Y shares.

Total expenses paid by the Fund's Class A shares for the fiscal year ended June 30, 1997, were 0.89% of its average daily net assets. Expenses for Class B and Class Y were 1.65% and 0.74%, respectively.

PAGE 30
About American Express Financial Corporation

General information

The AEFC family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


Besides managing investments for all funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on June 30, 1997 were more than $162 billion.


American Express Financial Advisors serves individuals and businesses through its nationwide network of more than 175 offices and more than 8,500 advisors.

Other AEFC subsidiaries provide investment management and related services for pension, profit sharing, employee savings and endowment funds of businesses and institutions.

AEFC is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly-owned subsidiary of American Express Company (American Express), a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.


The Fund may pay brokerage commissions to broker-dealer affiliates of AEFC.

PAGE 31
Appendix

Descriptions of derivative instruments

What follows are brief descriptions of derivative instruments the Fund may use. At various times the Fund may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Fund's investment goal and policies. For more information on these instruments, see the SAI.

Options and futures contracts. An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge the Fund's investments against price fluctuations or to increase market exposure.

Indexed securities. The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate- term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Structured products. Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                            IDS UTILITIES INCOME FUND


                                  Aug. 29, 1997



This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the Annual Report which may be obtained from your American Express financial advisor or by writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534.


This SAI is dated Aug. 29, 1997, and it is to be used with the prospectus dated Aug. 29, 1997, and the Annual Report for the fiscal year ended June 30, 1997.

PAGE 33
                                TABLE OF CONTENTS

Goals and Investment Policies....................See Prospectus

Additional Investment Policies...............................p.3

Security Transactions........................................p.6

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation.......................p.8

Performance Information......................................p.9

Valuing Fund Shares..........................................p.11

Investing in the Fund........................................p.12

Redeeming Shares.............................................p.16

Pay-out Plans................................................p.17


Taxes........................................................p.18

Agreements...................................................p.19

Organizational Information...................................p.23

Board Members and Officers...................................p.23

Compensation for Board Members...............................p.27


Independent Auditors.........................................p.27

Financial Statements..........................See Annual Report

Prospectus...................................................p.28

Appendix A:  Description of the Four Highest Bond Ratings....p.29

Appendix B:  Foreign Currency Transactions...................p.31

Appendix C:  Options and Futures Contracts...................p.36

Appendix D:  Mortgage-Backed Securities......................p.43

Appendix E:  Dollar-Cost Averaging...........................p.44

PAGE 34
ADDITIONAL INVESTMENT POLICIES


These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies of the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change the Fund will not:


'Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund has not borrowed in the past and has no present intention to borrow.

'Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

'Purchase more than 10% of the outstanding voting securities of an issuer.

'Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.


'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling financial instruments (such as options and futures contracts) or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

'Lend Fund securities in excess of 30% of its net assets. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the investment manager believes the opportunity for additional income outweighs the risks.


Unless changed by the board, the Fund will not:


'Buy on margin or sell short, except the Fund may make margin payments in connection with transactions in futures contracts.

'Pledge or mortgage its assets beyond 15% of total assets. If the Fund were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on futures contracts are not deemed to be a pledge of assets.


'Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.

'Invest in a company to control or manage it.

'Invest in exploration or development programs, such as oil, gas or mineral leases.


'Invest more than 10% of its total assets in securities of investment companies. The Fund has no current intention to invest in securities of other investment companies.


'Purchase securities of an issuer if the directors and officers of the Fund and of American Express Financial Corporation (AEFC) hold more than a certain percentage of the issuer's outstanding securities. The holdings of all directors and officers of the Fund and of AEFC who own more than 0.5% of an issuers securities are added together, and if in total they own more than 5%, the Fund will not purchase securities of that issuer.


'Invest no more than 5% of its net assets in warrants.

'Invest more than 10% of its net assets in securities and other instruments that are illiquid. For purposes of this policy, illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.


'In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its

PAGE 36
agencies and instrumentalities, the investment manager, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

'In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Fund may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Fund does not intend to commit more than 5% of its total assets to these practices. The Fund does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Fund will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Fund's total assets the same as owned securities.

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Fund may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Fund also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Fund's ability to liquidate the security involved could be impaired.

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

PAGE 37
For a description of the four highest bond ratings, see Appendix A. For a discussion about foreign currency transactions, see Appendix B. For a discussion on options and futures contracts, see Appendix C. For a discussion on mortgage-backed securities, see Appendix D.

SECURITY TRANSACTIONS

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund in the IDS MUTUAL FUND GROUP. AEFC carefully monitors compliance with its Code of Ethics.


On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities to the funds in the IDS MUTUAL FUND GROUP and other accounts for which it acts as investment advisor.


Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to

PAGE 38
the extent permitted under an interpretation by the Securities and Exchange Commission (SEC).

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has assured the Fund that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions shall be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all the funds in the IDS MUTUAL FUND GROUP even though it is not possible to relate the benefits to any particular fund or account.

Each investment decision made for the Fund is made independently from any decision made for another fund in the IDS MUTUAL FUND GROUP or other account advised by AEFC or any AEFC subsidiary. When the Fund buys or sells the same security as another Fund or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. AEFC has assured the fund it will continue to seek ways to reduce brokerage costs.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.

The Fund paid total brokerage commissions of $1,896,857 for the fiscal year ended June 30, 1997, $1,721,950 for the fiscal year 1996, and $1,660,443 for the fiscal year 1995. Substantially all firms through whom transactions were executed provide research services.

In fiscal year 1997, transactions amounting to $33,370,000, on which $64,226 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.


As of the fiscal year ended June 30, 1997, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:


                          Value of Securities
                          Owned at End of
Name of Issuer            Fiscal Year
Bank of America           $1,598,515

The portfolio turnover rate was 90% in the fiscal year ended June 30, 1997, and 84% in fiscal year 1996.


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN
EXPRESS FINANCIAL CORPORATION

Affiliates of American Express Company (American Express) (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the Fund's board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

AEFC may direct brokerage to compensate an affiliate. AEFC will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. AEFC owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to AEFC and in turn AEFC will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.

Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:

                                        For the Fiscal Year Ended June 30,

                                                       1997                             1996            1995
                               ---------------------------------------------------   -----------     -------
                               Aggregate                        Percent of           Aggregate       Aggregate
                               Dollar                           Aggregate Dollar     Dollar          Dollar
                               Amount of        Percent of      Amount of            Amount of       Amount of
              Nature           Commissions      Aggregate       Transactions         Commissions     Commissions
              of               Paid to          Brokerage       Involving Payment    Paid to         Paid to
Broker        Affiliation      Broker           Commissions     of Commissions       Broker          Broker
------        -----------      -----------      -----------     -----------------    -----------     ------
American         (1)           $56,075             2.96%              5.43%          $34,136         $27,087
Enterprise
Investment
Services Inc.

(1)  Wholly-owned subsidiary of AEFC.

PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

Average annual total return

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                     P(1+T) n = ERV

where:      P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                        P

where:    P  =  a hypothetical initial payment of $1,000
        ERV  =  ending redeemable value of a hypothetical $1,000
                payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

PAGE 41
Annualized yield

The Fund may calculate an annualized yield for a class by dividing the net investment income per share deemed earned during a period by the net asset value per share on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                               Yield = 2[(a-b + 1) 6 - 1]
                                          cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
           c = the average daily number of shares outstanding during the period that were entitled to receive dividends
           d = the maximum offering price per share on the last day of the period


The Fund's annualized yield was 4.08% for Class A, 3.54% for Class B and 4.37% for Class Y for the 30-day period ended June 30, 1997.


The Fund's yield, calculated as described above according to the formula prescribed by the SEC, is a hypothetical return based on market value yield to maturity for the Fund's securities. It is not necessarily indicative of the amount which was or may be paid to the Fund's shareholders. Actual amounts paid to Fund shareholders are reflected in the distribution yield.

Distribution yield

Distribution yield is calculated according to the following formula:

                    D   divided by  POP F equals DY
                   30               30

where:     D = sum of dividends for 30-day period
         POP = sum of public offering price for 30-day period
           F = annualizing factor
          DY = distribution yield


The Fund's distribution yield was 2.72% for Class A, 2.14% for Class B and 2.96% for Class Y for the 30-day period ended June 30, 1997.


In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor,

Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.


VALUING FUND SHARES

The value of an individual share for each class is determined by using the net asset value before shareholder transactions for the day. On July 1, 1997, the first business day following the end of the fiscal year, the computation looked like this:

            Net assets before                       Shares outstanding               Net asset value
            shareholder transactions                at end of previous day           of one share
Class A        $743,673,173             divided by  92,038,759               equals  $8.08
Class B          93,877,601                         11,618,515                        8.08
Class Y             276,780                             34,255                        8.08

In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

'Securities, except bonds other than convertibles, traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

'Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

'Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

'Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

'Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

'Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.


'Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short- term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

'Securities without a readily available market price, bonds other than convertibles and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.


The Exchange, AEFC and the Fund will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day.


INVESTING IN THE FUND

Sales Charge


Shares of the Fund are sold at the public offering price determined at the close of business on the day an application is accepted. The public offering price is the net asset value of one share plus a sales charge, if applicable. For Class B and Class Y, there is no initial sales charge so the public offering price is the same as the net asset value. For Class A, the public offering price for an investment of less than $50,000, made July 1, 1997, was determined by dividing the net asset value of one share, $8.08, by 0.95 (1.00- 0.05 for a maximum 5% sales charge) for a public offering price of $8.51. The sales charge is paid to American Express Financial Advisors by the person buying the shares.


Class A - Calculation of the Sales Charge

Sales charges are determined as follows:

PAGE 44
                                       Within each increment,
                                         sales charge as a
                                           percentage of:
                               Public                      Net
Amount of Investment       Offering Price           Amount Invested

First     $   50,000           5.0%                      5.26%
Next          50,000           4.5                       4.71
Next         400,000           3.8                       3.95
Next         500,000           2.0                       2.04
$1,000,000 or more             0.0                       0.00

Sales charges on an investment greater than $50,000 and less than $1,000,000 are calculated for each increment separately and then totaled. The resulting total sales charge, expressed as a percentage of the public offering price and of the net amount invested, will vary depending on the proportion of the investment at different sales charge levels.

For example, compare an investment of $60,000 with an investment of $85,000. The $60,000 investment is composed of $50,000 that incurs a sales charge of $2,500 (5.0% x $50,000) and $10,000 that incurs a sales charge of $450 (4.5% x $10,000). The total sales charge of $2,950 is 4.92% of the public offering price and 5.17% of the net amount invested.

In the case of the $85,000 investment, the first $50,000 also incurs a sales charge of $2,500 (5.0% x $50,000) and $35,000 incurs a sales charge of $1,575 (4.5% x $35,000). The total sales charge of $4,075 is 4.79% of the public offering price and 5.04% of the net amount invested.

The following table shows the range of sales charges as a percentage of the public offering price and of the net amount invested on total investments at each applicable level.

                                  On total investment, sales
                                  charge as a percentage of
                                   Public              Net
                               Offering Price    Amount Invested
Amount of Investment                        ranges from:

First     $ 50,000                    5.00%              5.26%
More than   50,000 to 100,000    5.00-4.50          5.26-4.71
More than  100,000 to 500,000    4.50-3.80          4.71-3.95
More than  500,000 to 999,999    3.80-2.00          3.95-2.04
$1,000,000 or more               0.00               0.00

The initial sales charge is waived for certain qualified plans that meet the requirements described in the prospectus. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The deferred sales charge on certain redemptions will be waived if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2,

PAGE 45
loans or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                   Number of Participants

Total Plan Assets                 1-99        100 or more

Less than $1 million               4%             0%

$1 million or more                 0%             0%
---------------------------------------------------------

Class A - Reducing the Sales Charge

Sales charges are based on the total amount of your investments in the Fund. The amount of all prior investments plus any new purchase is referred to as your "total amount invested." For example, suppose you have made an investment of $20,000 and later decide to invest $40,000 more. Your total amount invested would be $60,000. As a result, $10,000 of your $40,000 investment qualifies for the lower 4.5% sales charge that applies to investments of more than $50,000 and up to $100,000.

The total amount invested includes any shares held in the Fund in the name of a member of your primary household group. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) For instance, if your spouse already has invested $20,000 and you want to invest $40,000, your total amount invested will be $60,000 and therefore you will pay the lower charge of 4.5% on $10,000 of the $40,000. Until a spouse remarries, the sales charge is waived for spouses and unmarried children under 21 of deceased board members, officers or employees of the Fund or AEFC or its subsidiaries and deceased advisors.


The total amount invested also includes any investment you or your immediate family already have in the other publicly offered funds in the IDS MUTUAL FUND GROUP where the investment is subject to a sales charge. For example, suppose you already have an investment of $30,000 in another IDS fund. If you invest $40,000 more in this Fund, your total amount invested in the funds will be $70,000 and therefore $20,000 of your $40,000 investment will incur a 4.5% sales charge.


Finally, Individual Retirement Account (IRA) purchases, or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of

PAGE 46
employers, employee organization or other similar entity, may be added together to reduce sales charges for shares purchased through that plan.

Class A - Letter of Intent (LOI)

If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a LOI. The agreement can start at any time and will remain in effect for 13 months. Your investment will be charged normal sales charges until you have invested $1 million. At that time, your account will be credited with the sales charges previously paid. Class A investments made prior to signing an LOI may be used to reach the $1 million total, excluding Cash Management Fund and Tax-Free Money Fund. However, we will not adjust for sales charges on investments made prior to the signing of the LOI. If you do not invest $1 million by the end of 13 months, there is no penalty, you'll just miss out on the sales charge adjustment. A LOI is not an option (absolute right) to buy shares.

Here's an example. You file a LOI to invest $1 million and make an investment of $100,000 at that time. You pay the normal 5% sales charge on the first $50,000 and 4.5% sales charge on the next $50,000 of this investment. Let's say you make a second investment of $900,000 (bringing the total up to $1 million) one month before the 13-month period is up. On the date that you bring your total to $1 million, AEFC makes an adjustment to your account. The adjustment is made by crediting your account with additional shares, in an amount equivalent to the sales charge previously paid.

Systematic Investment Programs

After you make your initial investment of $2,000 or more, you can arrange to make additional payments of $100 or more on a regular basis. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time. If there is no obligation, why do it? Putting money aside is an important part of financial planning. With a systematic investment program, you have a goal to work for.

How does this work? Your regular investment amount will purchase more shares when the net asset value per share decreases, and fewer shares when the net asset value per share increases. Each purchase is a separate transaction. After each purchase your new shares will be added to your account. Shares bought through these programs are exactly the same as any other fund shares. They can be bought and sold at any time. A systematic investment program is not an option or an absolute right to buy shares.

PAGE 47
The systematic investment program itself cannot ensure a profit, nor can it protect against a loss in a declining market. If you decide to discontinue the program and redeem your shares when their net asset value is less than what you paid for them, you will incur a loss.

For a discussion on dollar-cost averaging, see Appendix E.

Automatic Directed Dividends


Dividends, including capital gain distributions, paid by another fund in the IDS MUTUAL FUND GROUP subject to a sales charge, may be used to automatically purchase shares in the same class of this Fund without paying a sales charge. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another fund in the IDS MUTUAL FUND GROUP but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:


Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse);

Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.


The Fund's investment goals are described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.


REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

PAGE 48
'The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

'Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

'The SEC, under the  provisions of the Investment  Company Act of 1940 (the 1940
Act), as amended, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.


The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in the prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.


PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law. Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please write American Express
Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534, or call American Express Financial Advisors Telephone Transaction

PAGE 49
Service at 800-437-3133 (National/Minnesota) or 612-671-3800 (Mpls./St. Paul). Your authorization must be received in the Minneapolis headquarters at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you'll have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1:  Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2:  Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3:  Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4:  Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

TAXES

If you buy shares in the Fund and then exchange into another fund, it is considered a sale and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.

PAGE 50
Retirement Accounts

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a sale of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5% ($100) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the fiscal year ended June 30, 1997, 65.51% of the Fund's net investment income dividends qualified for the corporate deduction.


Capital gain distributions received by individual and corporate shareholders, if any, should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or if 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement

PAGE 51
The Fund has an Investment Management Services Agreement with AEFC. For its services, AEFC is paid a fee based on the following schedule:

Assets              Annual rate at
(billions)          each asset level

First $0.50             0.530%
Next   0.50             0.505
Next   1.0              0.480
Next   1.0              0.455
Next   3.0              0.430
Over   6.0              0.400

On June 30, 1997, the daily rate applied to the Fund's net assets was equal to 0.520% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

The management fee is paid monthly. Under the agreement, the total amount paid was $3,919,693 for the fiscal year ended June 30, 1997, $3,508,256 for fiscal year 1996, and $3,233,765 for fiscal year 1995.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities of the Fund; and expenses properly payable by the Fund, approved by the board. Under the agreement, the Fund paid nonadvisory expenses of $302,118 for the fiscal year ended June 30, 1997, $251,849 for fiscal year 1996, and $601,567 for fiscal year 1995.

Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

     Assets          Annual rate
     (billions)      each asset level

     First $0.50     0.040%
     Next   0.50     0.035
     Next   1.0      0.030
     Next   1.0      0.025
     Next   3.0      0.020
     Over   6.0      0.020

On June 30, 1997, the daily rate applied to the Fund's net assets was equal to 0.038% on an annual basis. The fee is calculated for

PAGE 52
each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $294,140 for the fiscal year ended June 30, 1997.

Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with AEFC. This agreement governs AEFC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AEFC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A and Class Y is $15 per year and for Class B is $16 per year. The fees paid to AEFC may be changed from time to time upon agreement of the parties without shareholder approval. Under the agreement, the Fund paid fees of $908,444 for the fiscal year ended June 30, 1997.

Distribution Agreement

Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to American Express Financial Advisors daily. These charges amounted to $1,681,057 for the fiscal year ended June 30, 1997. After paying commissions to personal financial advisors, and other expenses, the amount retained was $(124,140). The amounts were $1,792,014 and $(100,719) for fiscal year 1996, and $1,382,896 and $534,743 for fiscal year 1995.

Additional information about commissions and compensation for the fiscal year ended June 30, 1997, is contained in the following table:

(1)           (2)             (3)             (4)           (5)
              Net             Compensation
Name of       Underwriting    on Redemption
Principal     Discounts and   and             Brokerage     Other
Underwriter   Commissions     Repurchases     Commissions   Compensation
AEFC             None            None         $56,075*      $489,379**

American
Express
Financial
Advisors      $1,681,057         None         None          None

*For further information see "Brokerage Commissions Paid to Brokers Affiliated with AEFC." **Distribution fees paid pursuant to the Plan and Agreement of Distribution.

PAGE 53
Shareholder Service Agreement


The Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B and 0.10% for Class Y.


Plan and Agreement of Distribution

For Class B shares, to help American Express Financial Advisors defray the cost of distribution and servicing, not covered by the sales charges received under the Distribution Agreement, the Fund and American Express Financial Advisors entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing the Fund's shares except compensation to the sales force. A substantial portion of the costs are not specifically identified to any one fund in the IDS MUTUAL FUND GROUP. Under the Plan, American Express Financial Advisors is paid a fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund's Class B shares or by American Express Financial Advisors. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act, as amended. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended June 30, 1997, under the agreement, the Fund paid fees of $489,379.

Custodian Agreement

The Fund's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services the Fund pays the custodian a maintenance charge and a

PAGE 54
charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses. The custodian has entered into a sub-custodian arrangement with the Morgan Stanley Trust Company (Morgan Stanley), One Pierrepont Plaza, Eighth Floor, Brooklyn, NY 11201- 2775. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Morgan Stanley or in such other financial institutions as may be permitted by law and by the Fund's sub-custodian agreement.

Total fees and expenses

The Fund paid total fees and nonadvisory expenses of $7,214,382 for the fiscal year ended June 30, 1997.

ORGANIZATIONAL INFORMATION

The Fund is a diversified, open-end management investment company, as defined in the Investment Company Act of 1940. It was incorporated March 25, 1988 in Minnesota. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-
3268.

BOARD MEMBERS AND OFFICERS

The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 47 IDS and IDS Life funds (except for William H. Dudley, who does not serve on the nine IDS Life fund boards.)

All shares have cumulative voting rights with respect to the election of board members.

H. Brewster Atwater, Jr.
Born in 1931
4900 IDS Tower
Minneapolis, MN

Former chairman and chief executive officer, General Mills, Inc.
Director, Merck & Co., Inc. and Darden Restaurants, Inc.

Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.


Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc.,
Lockheed-Martin, Union Pacific Resources, and FPL Group, Inc.
(holding company for Florida Power and Light).

PAGE 55
William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN


Senior advisor to the chief executive officer, AEFC.


Robert F. Froehlke+
Born in 1922
1201 Yale Place
Minneapolis, MN

Former president of all funds in the IDS MUTUAL FUND GROUP. Director, the ICI Mutual Insurance Co., Institute for Defense Analyses, Marshall Erdman and Associates, Inc. (architectural engineering) and Public Oversight Board of the American Institute of Certified Public Accountants.

David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN


President and chief executive officer of AEFC since August 1993, and director of AEFC. Previously, senior vice president, finance and chief financial officer of AEFC.


Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Former president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney and telecommunications consultant. Former partner, law firm of Sutherland, Asbill & Brennan. Director, Motorola, Inc. and C-Cor Electronics, Inc.

Melvin R. Laird
Born in 1922
Reader's Digest Association, Inc.
1730 Rhode Island Ave., N.W.
Washington, D.C.


Senior counsellor for national and international affairs, The
Reader's Digest Association, Inc.  Former nine-term U.S.
Congressman, U.S. Secretary of Defense and Presidential Counsellor. Director, Metropolitan Life Insurance Co., The Reader's Digest
Association, Inc., Science Applications International Corp.,

PAGE 56
Wallace Reader's Digest Funds and Public Oversight Board (SEC
Practice Section, American Institute of Certified Public
Accountants).

William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN

Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Former vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).

Alan K. Simpson
Born in 1931
1201 Sunshine Ave.
Cody, WY

Former three-term United States Senator for Wyoming.  Former
Assistant Republican Leader, U.S. Senate.  Director, PacifiCorp
(electric power).

Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of
International Advisory Council of NEC (Japan).

John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president and director of AEFC.

Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

PAGE 57
C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and
General Mills, Inc. (consumer foods).

+ Member of executive committee.
' Member of joint audit committee.
* Interested person by reason of being an officer and employee of the Fund. **Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.

In addition to Mr. Pearce, who is president, the Fund's other officers are:

Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN


President, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Fund.


Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN


Director    and    senior    vice    president-investments    of   AEFC.    Vice
president-investments for the Fund.


Melinda S. Urion
Born in 1953
IDS Tower 10
Minneapolis, MN


Director, senior vice president and chief financial officer of AEFC. Director, executive vice president and controller of IDS Life Insurance Company. Treasurer for the Fund.

COMPENSATION FOR BOARD MEMBERS

Members of the board who are not officers of the Fund or AEFC receive an annual fee of $500, and the chair of the Contracts Committee receives an additional $86. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investment Review Committees is $50; for meetings of the Audit Committee and Personnel Committee $25 and for traveling from out-of-state $5. Expenses for attending meetings are reimbursed.

During the fiscal year ended June 30, 1997, the members of the board, for attending up to 31 meetings, received the following compensation:

                                              Compensation Table

                                     Pension or           Estimated       Total cash compensation
                    Aggregate        Retirement           annual          from the IDS MUTUAL FUND
                    compensation     benefits accrued     benefit upon    GROUP and the Preferred
Board member        from the Fund    as Fund expenses     retirement      Master Trust Group
H. Brewster Atwater,  $325                 $0                 $0            $ 68,900
Jr. (part of Year)
Lynne V. Cheney        614                  0                  0              92,000
Robert F. Froehlke     674                  0                  0              99,800
Heinz F. Hutter        727                  0                  0              99,900
Anne P. Jones          639                  0                  0             107,600
Melvin R. Laird        568                  0                  0              93,700
Alan K. Simpson         42                  0                  0              46,300
(part of year)
Edson W. Spencer       709                  0                  0             122,900
Wheelock Whitney       684                  0                  0             104,600
C. Angus Wurtele       727                  0                  0             104,200

On June 30, 1997, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of a class.

INDEPENDENT AUDITORS

The financial statements contained in the Annual Report to shareholders for the fiscal year ended June 30, 1997, were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

FINANCIAL STATEMENTS

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report to shareholders for the fiscal year ended 1997, pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.

PAGE 59
PROSPECTUS


The prospectus for IDS Utilities Income Fund, dated Aug. 29, 1997, is hereby incorporated in this SAI by reference.

PAGE 60
APPENDIX A

DESCRIPTION OF THE FOUR HIGHEST BOND RATINGS

These ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change which could affect its price.

The four highest ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, and Baa.

Bonds rated:

Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A possess  many  favorable  investment  attributes  and is to be  considered  as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The four highest  ratings by Standard & Poor's  Corporation  are AAA, AA, A, and
BBB.

AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

PAGE 61
A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

PAGE 62
APPENDIX B

FOREIGN CURRENCY TRANSACTIONS

Since investments in foreign countries usually involve currencies of foreign countries, and since the Fund may hold cash and cash-equivalent investments in foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies.

Spot Rates and Forward Contracts. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the contract date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements. No commissions are charged at any stage for trades.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may suffer a substantial decline against another currency. It may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of such securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in


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PAGE 63
excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although such forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.


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Although the Fund values its assets each business day in terms of U.S.  dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and write covered call options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which


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PAGE 65
might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for the purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


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Foreign Currency  Futures and Related Options.  The Fund may enter into currency futures contracts to sell currencies. It also may buy put options and write covered call options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations. All futures contracts are aggregated for purposes of the percentage limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the values of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.



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APPENDIX C

OPTIONS AND FUTURES CONTRACTS

The Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The Fund may enter into interest rate futures contracts and stock index futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures and on stock indexes. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Fund could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price. The risk of the writer is potentially unlimited, unless the option is covered.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit the Fund and its shareholders by improving the Fund's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to


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take advantage of any disparity between the price of the underlying  security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Fund pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by the Fund for investment purposes. Options permit the Fund to experience the change in the value of a security with a relatively small initial cash investment.

The risk the Fund assumes when it buys an option is the loss of the premium. To be beneficial to the Fund, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. The Fund will write covered options when it feels it is appropriate and will follow these guidelines:

'Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with the Fund's goal.

'All options written by the Fund will be covered. For covered call options if a decision is made to sell the security, or for put options if a decision is made to buy the security, the Fund will attempt to terminate the option contract through a closing purchase transaction.


Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains. Since the fund is taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30% of its annual gross income.

If a covered call option is exercised, the security is sold by the Fund. The premium received upon writing the option is added to the proceeds received from the sale of the security. The Fund will


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PAGE 69
recognize a capital gain or loss based upon the difference between the proceeds and the security's basis. Premiums received from writing outstanding options are included as a deferred credit in the Statement of Assets and Liabilities and adjusted daily to the current market value.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. When the Fund writes such an option, the Custodian will segregate assets as appropriate to cover the option. These options may be more difficult to close. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the Fund expires or is exercised.

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges, through their clearing corporations, guarantee performance of the contracts. Futures contracts are commodity contracts listed on commodity exchanges. They include contracts based on U.S. Treasury bonds and on Standard & Poor's 500 Index (S&P 500 Index). In the case of S&P 500 index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500).

Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract. For example, excluding any transaction costs, if the Fund enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Fund will gain $500 x (154-150) or $2,000. If the Fund enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Fund will lose $500 x (152-150) or $1,000.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by the Fund taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up within a segregated account at the Fund's custodian bank. Daily


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PAGE 70
thereafter, the futures contract is valued and the payment of variation margin is required so that each day the Fund would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash markets.

The purpose of a futures contract is to allow the Fund to gain rapid exposure to or protect itself from changes in the market without actually buying or selling securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, it might enter into futures contracts to sell securities which would have much the same effect as selling some of the long-term bonds it owned. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. If, on the other hand, the Fund held cash reserves and interest rates were expected to decline, the Fund might enter into interest rate futures contracts for the purchase of securities. If short-term rates were higher than long-term rates, the ability to continue holding these cash reserves would have a very beneficial impact on the Fund's earnings. Even if short-term rates were not higher, the Fund would still benefit from the income earned by holding these short-term investments. At the same time, by entering into futures contracts for the purchase of securities, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool, given the greater liquidity in the futures market than in the cash market, it might be possible to accomplish the same result more easily and more quickly.

Risks of Transactions in Futures Contracts

The Fund may elect to close some or all of its contracts prior to expiration. Although the Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures contract position, and in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin. Such price movements, however, will be offset all or in part by the price movements of the securities owned by the Fund. Of course, there is no guarantee the price of the


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PAGE 71
securities will correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Another risk in employing futures contracts to protect against the price volatility of securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the Fund's securities. The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

In addition, the Fund's investment manager could be incorrect in its expectations as to the direction or extent of various interest rate or market movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and interest rates declined instead, the Fund would lose money on the sale.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of the Fund.

The risk the Fund assumes when it buys an option is the loss of the premium paid for the option. The risk involved in writing options on futures contracts the Fund owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. The Fund could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate the Fund's obligation, however, might be more or less than the premium received when it originally wrote the option. Further, the Fund might not be able to close the option because of insufficient activity in the options market.


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PAGE 72
Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

OPTIONS ON STOCK INDEXES. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in the same manner as options on futures contracts.

TAX TREATMENT. As permitted under federal income tax laws, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Fund being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the Fund's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements. Less than 30% of its gross income must be derived from sales of securities held less than three months.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. In order to avoid realizing a gain within the three-month period, the Fund may be required to defer closing out a contract beyond the time when it might otherwise be advantageous to do so. The Fund also may be restricted in purchasing put options for the purpose of hedging underlying securities because of applying the short sale holding period rules with respect to such underlying securities.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or


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received depending upon whether gains or losses are incurred.  All contracts and options will be valued at the last-quoted sales price on their primary exchange.



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APPENDIX D

MORTGAGE-BACKED SECURITIES

A mortgage pass-through certificate is one that represents an interest in a pool, or group, of mortgage loans assembled by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) or non-governmental entities. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to the Fund, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on certificates. Some U.S. government securities may be purchased on a when-issued basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to the Fund.

Stripped   Mortgage-Backed   Securities.   The  Fund  may  invest  in   stripped
mortgage-backed  securities.  Generally,  there  are  two  classes  of  stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. On an IO, if prepayments of principal are greater than anticipated, an investor may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Mortgage-Backed Security Spread Options. The Fund may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. The Fund would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to underperform like-duration Treasury securities.

PAGE 75
APPENDIX E

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.


While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.


Dollar-cost averaging

-------------------------------------------------------------------
Regular             Market Price            Shares
Investment          of a Share              Acquired
 $100                $6.00                    16.7
  100                 4.00                    25.0
  100                 4.00                    25.0
  100                 6.00                    16.7
  100                 5.00                    20.0
 ----                -----                   -----
 $500               $25.00                   103.4

Average market price of a share over 5 periods:
$5.00 ($25.00 divided by 5).
The average price you paid for each share:
$4.84 ($500 divided by 103.4).

 Independent auditors' report

      The board and shareholders
      IDS Utilities Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Utilities Income Fund, Inc. as of June 30, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight-year period ended June 30, 1997, and for the period from August 1, 1988 (commencement of operations) to June 30, 1989. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Utilities Income Fund, Inc. at June 30, 1997, and the results of its operations, changes in its net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
August 1, 1997


 Financial statements

      Statement of assets and liabilities
      IDS Utilities Income Fund, Inc.
      June 30, 1997

                                  Assets
 Investments in securities, at value (Note 1)
      (identified cost $731,890,478)                                                              $858,370,615
 Cash in bank on demand deposit                                                                        813,953
 Dividends and accrued interest receivable                                                           2,908,144
 Receivable for investment securities sold                                                          11,169,726
 U.S. government securities held as collateral (Note 4)                                              7,460,467
                                                                                                     ---------
 Total assets                                                                                      880,722,905
                                                                                                   -----------

                                  Liabilities

 Dividends payable to shareholders                                                                     373,453
 Payable for investment securities purchased                                                         4,693,019
 Payable upon return of securities loaned (Note 4)                                                  41,512,667
 Accrued investment management services fee                                                             35,221
 Accrued distribution fee                                                                                5,686
 Accrued service fee                                                                                    11,848
 Accrued transfer agency fee                                                                               967
 Accrued administrative services fee                                                                     2,575
 Other accrued expenses                                                                                 87,427
                                                                                                        ------
 Total liabilities                                                                                  46,722,863
                                                                                                    ----------
 Net assets applicable to outstanding capital stock                                               $834,000,042
                                                                                                  ============

                                  Represented by

 Capital stock-- authorized 10,000,000,000 shares of $.01 par value                               $  1,036,915
 Additional paid-in capital                                                                        648,822,515
 Undistributed (excess of distributions over) net investment income                                   (280,210)
 Accumulated net realized gain (loss) (Note 1)                                                      57,943,174
 Unrealized appreciation (depreciation) of investments and on translation
      of assets and liabilities in foreign currencies (Note 1)                                     126,477,648
                                                                                                   -----------
 Total-- representing net assets applicable to outstanding capital stock                          $834,000,042
                                                                                                  ============
 Net assets applicable to outstanding shares:             Class A                                 $740,289,372
                                                          Class B                                 $ 93,435,143
                                                          Class Y                                 $    275,527
 Net asset value per share of outstanding capital stock:  Class A shares     92,038,759           $       8.04
                                                          Class B shares     11,618,515           $       8.04
                                                          Class Y shares         34,255           $       8.04

See accompanying notes to financial statements.





      Statement of operations
      IDS Utilities Income Fund, Inc.
      Year ended June 30, 1997

                                  Investment income

 Income:
 Dividends                                                                                       $  28,103,234
 Interest                                                                                            4,377,132
 Less:
      Foreign taxes withheld                                                                          (272,401)
                                                                                                      --------
 Total income                                                                                       32,207,965
                                                                                                    ----------
 Expenses (Note 2):
 Investment management services fee                                                                  3,919,693
 Distribution fee -- Class B                                                                           489,379
 Transfer agency fee                                                                                   902,015
 Incremental transfer agency fee-- Class B                                                               6,429
 Service fee
      Class A                                                                                        1,186,626
      Class B                                                                                          113,944
      Class Y                                                                                               38
 Administrative services fees and expenses                                                             294,140
 Compensation of board members                                                                          14,873
 Compensation of officers                                                                                3,352
 Custodian fees                                                                                         83,152
 Postage                                                                                                65,306
 Registration fees                                                                                      71,163
 Reports to shareholders                                                                                36,228
 Audit fees                                                                                             24,500
 Other                                                                                                  40,981
                                                                                                        ------
 Total expenses                                                                                      7,251,819
      Earnings credits on cash balances (Note 2)                                                       (37,437)
                                                                                                       -------
 Total net expenses                                                                                  7,214,382
                                                                                                     ---------
 Investment income -- net                                                                           24,993,583
                                                                                                    ----------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on:
      Security transactions (Note 3)                                                                67,247,605
      Foreign currency transactions                                                                     (5,898)
                                                                                                        ------
 Net realized gain (loss) on investments and foreign currencies                                     67,241,707
 Net change in unrealized appreciation (depreciation) of investments and on
      translation of assets and liabilities in foreign currencies                                   34,416,208
                                                                                                    ----------
 Net gain (loss) on investments and foreign currencies                                             101,657,915
                                                                                                   -----------
 Net increase (decrease) in net assets resulting from operations                                  $126,651,498
                                                                                                  ============

See accompanying notes to financial statements.


      Statements of changes in net assets
      IDS Utilities Income Fund, Inc.
      Year ended June 30,

                                  Operations and distributions                      1997                  1996

 Investment income-- net                                                   $  24,993,583         $  26,734,704
 Net realized gain (loss) on investments and foreign currencies               67,241,707            24,203,182
 Net change in unrealized appreciation (depreciation) of investments
      and on translations of assets and liabilities in foreign currencies     34,416,208            70,831,629
                                                                              ----------            ----------
 Net increase (decrease) in net assets resulting from operations             126,651,498           121,769,515
                                                                             -----------           -----------
 Distributions to shareholders from:
      Net investment income
          Class A                                                            (22,560,571)          (24,688,076)
          Class B                                                             (1,658,850)             (739,354)
          Class Y                                                                 (7,580)               (6,149)
      Net realized gain
          Class A                                                            (19,457,819)             (299,241)
          Class B                                                             (1,790,823)              (11,873)
          Class Y                                                                 (6,467)                  (78)
                                                                                  ------                   ---
 Total distributions                                                         (45,482,110)          (25,744,771)
                                                                             -----------           -----------

                                  Capital share transactions (Note 5)

 Proceeds from sales
      Class A shares (Note 2)                                                 84,967,342            78,592,388
      Class B shares                                                          47,369,444            40,903,798
      Class Y shares                                                             109,954                89,357
 Reinvestment of distributions at net asset value
      Class A shares                                                          38,730,859            23,707,598
      Class B share                                                            3,314,586               723,097
      Class Y shares                                                              14,047                 6,227
 Payments for redemptions
      Class A shares                                                        (134,149,309)         (118,878,052)
      Class B shares (Note 2)                                                (11,992,573)           (4,737,386)
      Class Y shares                                                             (47,737)              (75,904)
                                                                                 -------               -------
 Increase (decrease) in net assets from capital share transactions            28,316,613            20,331,123
                                                                              ----------            ----------
 Total increase (decrease) in net assets                                     109,486,001           116,355,867
 Net asset at beginning of year                                              724,514,041           608,158,174
                                                                             -----------           -----------
 Net assets at end of year                                                  $834,000,042          $724,514,041
                                                                            ============          ============
 Undistributed (excess of distributions over) net investment income         $   (280,210)         $    122,768
                                                                            ------------          ------------

See accompanying notes to financial statements.

 Notes to financial statements

      IDS Utilities Income Fund, Inc.
  1

Summary of
significant
accounting policies

The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund invests primarily in securities of public utilities companies. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. Class B shares automatically convert to Class A after eight years. Class Y shares, have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Fund are summarized below:

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available, including illiquid securities, are valued at fair value according to methods selected in good faith by the board. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on the portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and
foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales for foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividend, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,169,560 and accumulated net realized gain has been increased by $1,169,560.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2

Expenses and
sales charges

Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio, providing administrative services and serving as transfer agent.

Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.40% annually.

Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:
o Class A $15
o Class B $16
o Class Y $15

Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $1,626,790 for Class A and $54,267 for Class B for the year ended June 30, 1997. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the year ended June 30, 1997, the Fund's custodian and transfer agency fees were reduced by $37,437 as a result of earnings credits from overnight cash balances.

3

Securities
transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $654,944,619 and $648,997,586, respectively, for the year ended June 30, 1997. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $56,075 for the year ended June 30, 1997.

4

Lending of
portfolio securities

At June 30, 1997, securities valued at $49,493,675 were on loan to brokers. For collateral, the Fund received $34,052,200 in cash and U.S. government securities valued at $7,460,467. Income from securities lending amounted to $630,559 for the year ended June 30, 1997. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


  5

Capital share
transactions

      Transactions in shares of capital stock for the periods indicated are as follows:

                                      Year ended June 30, 1997
                             Class A            Class B               Class Y

 Sold                     11,329,257           6,300,553               14,614

 Issued for reinvested     5,114,765             436,475                1,844
   distributions

 Redeemed                (18,030,425)         (1,600,502)              (6,248)

--------------------------------------------------------------------------------
 Net increase (decrease)  (1,586,403)          5,136,526               10,210
--------------------------------------------------------------------------------


                                       Year ended June 30, 1996
                             Class A            Class B               Class Y

 Sold                     11,579,424           6,000,487               13,089

 Issued for reinvested     3,446,251             103,780                  940
   distributions

 Redeemed                (17,487,689)           (682,226)             (11,172)

--------------------------------------------------------------------------------
 Net increase (decrease)  (2,462,014)          5,422,041                2,857
--------------------------------------------------------------------------------

  6

Financial highlights

"Financial highlights" showing per share data and selected information is presented on pages 6 and 7 of the prospectus.

 Investments in securities


      IDS Utilities Income Fund, Inc.
      June 30, 1997               Percentages represent
                                   value of investments
                                 compared to net assets)
 Common stocks (86.9%)
 Issuer                         Shares         Value(a)

 Banks and savings & loans (1.3%)
 Barnett                       200,000(d) $ 10,500,000

 Energy (1.7%)
 ENI                           150,000(d)    8,531,250
 Unocal                        150,000       5,821,875
 Total                                      14,353,125

 Utilities -- electric (30.3%)
 American Electric Power       100,000       4,200,000
 Baltimore Gas & Electric      300,000       8,006,250
 Black Hills                   100,000       2,850,000
 CINergy                       250,000       8,703,125
 CMS Energy                    450,000      15,862,500
 DPL                           700,000      17,237,500
 DQE                           300,000       8,475,000
 Duke Energy                   400,000      19,175,000
 Edison Intl                   550,000      13,681,250
 FPL Group                     350,000      16,121,875
 General Public Utilities      325,000      11,659,375
 KU Energy                     200,000       6,825,000
 LG&E Energy                   430,000       9,486,875
 Long Island Lighting          300,000       6,900,000
 MDU Resources Group           300,000       7,200,000
 NIPSCO Industries             250,000      10,328,125
 Northern States Power         250,000      12,937,500
 Ohio Edison                   400,000       8,725,000
 Pinnacle West Capital         300,000       9,018,750
 Public Service Co of Colorado 300,000      12,450,000
 Sierra Pacific Resources      400,000      12,800,000
 SIGCORP                       150,000       3,806,250
 Southern                      400,000       8,750,000
 TECO Energy                   700,000      17,893,750
 Total                                     253,093,125

 Utilities -- gas (11.7%)
 Brooklyn Union Gas
    Coastal                    250,000      13,296,875
 El Paso Natural Gas           150,000       8,250,000
 KN Energy                     150,000       6,318,750
 MC                            190,000       5,818,750
 New Jersey Resources          300,000       9,412,500
 NICOR                          77,500       2,780,313
 Northwest Natural Gas         262,500       6,874,219
 ONEOK                         225,000       7,242,187
 Pacific Enterprises           250,000       8,406,250
 Questar                       200,000       8,075,000
 Sonat                         150,000       7,687,500
 WICOR                         200,000       7,787,500
 Washington Gas Light          215,000       5,401,875
 Total                                      97,351,719

 Utilities -- telephone (20.0%)
 Ameritech                     525,000      35,667,187
 BellSouth                     750,000      34,781,250
 Brooks Fiber Properties       200,000(b)    6,750,000
 Century Telephone Enterprises 150,000       5,053,125
 GTE                           325,000      14,259,375
 MCI Communications            200,000       7,656,250
 NYNEX                         450,000      25,931,250
 SBC Communications            350,000      21,656,250
 U S WEST                      400,000      15,075,000
 Total                                     166,829,687

 Miscellaneous (1.1%)
 American Waterworks           410,000       8,763,750

 Foreign (20.8%)(c)
 BCE                         1,200,000(d)   33,600,000
 British
    Telecommunications ADR     250,000(d)   18,562,500
 Chilectra ADR                  50,000(b,e)  1,438,000
 Compagnie Generale des Eaux    60,000       7,687,988
 Energie-Versorgung
    Niederoesterreich           13,754       1,772,033
 Ericsson LM                   300,000      11,812,500
 Grupo Iusacell ADR            300,000(b)    5,512,500
 Natl Power                  1,000,000       8,691,887
 Northern Telecom              200,000      18,200,000
 OTE                           370,042(b)    4,079,713
 Portugal Telecom ADR          200,000       8,025,000
 Shell Transport & Trading      40,000       5,030,000
 Telecomunicacoes Brasileiras -
    Telebras ADR               125,000      18,968,750
 Telecom Argentina ADR         150,000(b,d)  7,875,000
 Telefonica de Espana ADR      100,000       8,625,000
 TELUS                         300,000 (b)   5,506,281
 Veba                          150,000       8,429,382
 Total                                     173,816,534

 Total common stocks
 (Cost: $605,174,862)                     $724,707,940


 Preferred stocks & other (5.8%)
 Issuer                         Shares         Value(a)

 AES Trust
    5.375% Cv                  170,000     $10,008,750
 Airtouch Communications
    6% Cv                      200,000(d)    5,700,000
 Compagnie Generale des Eaux
    Warrants                    50,000          29,949
 MCN Energy Group
    8.75% Cv                   218,000(g)    6,076,750
 MCN Financing
    8% Cv                       80,000(g)    4,350,000
 Telefonos de Mexico
    7.75% Cv                   210,000       9,922,500
 WorldCom
    8% Cv                      106,200      11,974,050


 Total preferred stocks & other
 (Cost: $42,153,979)                       $48,061,999



 Bonds (3.5%)
Issuer and                   Principal        Value(a)
coupon rate                     amount

 Mortgage-backed security (0.7%)
 Federal Natl Ntge Assn
    7% 2026                 $5,934,761    $  5,826,095

 Domestic (1.9%)
 Bell Telephone Pennsylvania
    7.375% 2033              5,000,000       4,790,650
 Tele-Communications
    9.875% 2022              4,500,000       4,999,950
 TU Electric Capital
    8.175% 2037              6,000,000       5,988,720
 Total                                      15,779,320

 Foreign (0.9%)(c)
 Hydro-Quebec
    (Canadian Dollar)
    8.50% 2029               5,000,000       5,442,100
 TransCanada Pipeline
    (U.S. Dollar)
    9.875% 2021              2,000,000       2,510,500
 Total                                       7,952,600

 Total bonds
 (Cost: $28,518,976)                    $29,558,015

 Short-term securities (6.7%)
Issuer      Annualized        Amount       Value(a)
              yield on    payable at
               date of      maturity
              purchase
 U.S. government agencies (0.4%)
 Federal Home Loan Mtge Corp Disc Note
    07-02-97     5.45%    $  400,000     $  399,940
 Federal Natl Mtge Assn Disc Note
    07-14-97     5.44      2,910,000      2,904,304
 Total                                    3,304,244

 Commercial paper (6.1%)
 Barclays U.S. Funding
    07-11-97     5.55      5,100,000      5,092,180
 Bell Atlantic
    07-21-97     5.54      5,000,000      4,984,667
 BHP Finance (USA)
    07-09-97     5.55      4,500,000      4,494,470
 CAFCO
    08-14-97     5.54     11,200,000(f)  11,123,753
 CIT Group Holdings
    07-17-97     5.55        800,000        798,037
 Natl Australia Funding (Delaware)
    07-09-97     5.54      1,100,000      1,098,651
 NBD Bank Canada
    07-02-97     5.56      3,300,000      3,299,492
 Paccar Financial
    07-01-97     5.54      4,500,000      4,500,000
    07-02-97     5.54      2,200,000      2,199,662
 St . Paul Companies
    07-15-97     5.53      6,500,000(f)   6,486,072
 Siemens Capital
    08-04-97     5.56      7,100,000      7,062,918
 Total                                   51,139,902

 Letter of credit (0.2%)
 Bank of America-
    Hyundai Motor Finance
    07-07-97     5.59      1,600,000      1,598,515


 Total short-term securities
 (Cost: $56,042,661)                   $ 56,042,661


 Total investments in securities
 (Cost: $731,890,478)(h)               $858,370,615

      IDS Utilities Income Fund, Inc.
 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d) Security is partially or fully on loan. See Note 4 to the financial statements.

(e) Represents a security sold under 144A, which is exempt from registration under Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(g) PRIDES -- Preferred Redeemed Increased Dividend Equity Securities are structured as convertible preferred securities issued by a company. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are non-callable for three years and upon maturity, convert into shares of common stock.

(h) At June 30, 1997, the cost of securities for federal income tax purposes was $731,886,989 and the aggregate gross unrealized appreciation and depreciation based on that cost was:



 Unrealized appreciation........................................$130,659,706
 Unrealized depreciation..........................................(4,176,080)
                                                                  ----------
 Net unrealized appreciation....................................$126,483,626
                                                                ============

PAGE 76
PART C.  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

(a) List of financial statements filed as part of this Post- Effective Amendment to the Registration Statement:

      - Independent  Auditors' Report dated August 1, 1997
      - Statement of Assets and Liabilities,  June 30, 1997
      - Statement of Operations, Year ended June 30, 1997
      - Statements of Changes in Net Assets, for the two-year period ended June 30, 1997 and June 30, 1996
      - Notes to Financial Statements
      - Investments in Securities, June 30, 1997
      - Notes to Investments in Securities

(b)  EXHIBITS:

1.          Articles of Incorporation, dated March 25, 1988, filed as
            Exhibit 1 to Registration Statement No. 33-20872, is incorporated herein by reference.

2. By-laws filed as Exhibit 2 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 33-20872, is incorporated herein by reference.

3.          Not Applicable.

4.          Copy of Stock Certificate for common stock, filed as
            Exhibit 4 on Form SE on June 28, 1988, to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 33-20872, is incorporated herein by reference.

5. Copy of Investment Management and Services Agreement between Registrant and American Express Financial
            Corporation, dated March 20, 1995, is filed electronically herewith.

6.          Copy of  Distribution  Agreement  between  Registrant  and  American
            Express Financial Advisors Inc., dated March 20, 1995, is filed electronically herewith.

7.          All employees are eligible to  participate in a profit sharing plan.
            Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

8(a).             Copy of Custodian  Agreement  between  Registrant and American
                  Express  Trust  Company,   dated  March  20,  1995,  is  filed
                  electronically herewith.

PAGE 77
8(b). Copy of Custody Agreement between Morgan Stanley Company and IDS Bank and Trust dated May, 1993, is filed electronically herewith.

9(a). Copy of Transfer Agency Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, is filed electronically herewith.

9(b). Copy of License Agreement between Registrant and IDS Financial Corporation, dated June 15, 1992, filed as
                  Exhibit 9(b) to Registrant's Post-Effective
                  Amendment No. 6 to Registration Statement No. 33-20872, is incorporated herein by reference.

9(c).             Copy of Shareholder Service Agreement between
                  Registrant and American Express Financial Advisors Inc., dated March 20, 1995, is filed electronically herewith.

9(d). Copy of Administrative Services Agreement between Registrant and American Express Financial
                  Corporation, dated March 20, 1995, is filed electronically herewith.

9(e) Copy of the Class Y Shareholder Service Agreement between IDS Precious Metals Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997 filed electronically on or about May 27, as Exhibit 9(e) to IDS Precious Metals Fund, Inc.'s Amendment No. 30 to Registration Statement No. 2-93745, is incorporated herein by reference.

            Registrant's Class Y Shareholder Service Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

10. Opinion and consent of counsel as to the legality of the securities being registered is filed with Registrant's most recent 24f-2 Notice.

11. Independent Auditors' Consent, is filed electronically herewith.

12.         None.

13. Copy of Agreement made in consideration for providing initial capital, between Registrant and IDS Financial
            Corporation filed as Exhibit 13 to Registration Statement No. 33-20872, is incorporated herein by reference.

14. Forms of Keogh, IRA and other retirement plans, filed as Exhibits 14(a) through 14(n) to IDS Growth Fund, Inc., Post-Effective Amendment No. 34 to Registration Statement No. 2-38355 on Sept. 8, 1986, are incorporated herein by reference.

15. Copy of Plan and Agreement of Distribution between Registrant and American Express Financial Advisors Inc., dated March 20, 1995, is filed electronically herewith.

PAGE 78
16. Copy of schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22(b), filed as Exhibit 16 to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 33-20872, is incorporated herein by reference.

17. Financial Data Schedules, are filed electronically herewith.

18. Copy of Plan pursuant to Rule 18f-3 under the 1940 Act filed electronically as exhibit 18 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 33-20872, is incorporated herein by reference.

19(a). Directors' Power of Attorney to sign Amendments to this Registration Statement dated January 8, 1997, is filed electronically herewith.

19(b). Officers' Power of Attorney to sign Amendments to this Registration Statement dated Nov. 1, 1995, filed electronically as Exhibit 19(b) to Registrant's Post-Effective Amendment No. 17, is incorporated herein by reference.

Item 25.    Persons Controlled by or Under Common Control with
            Registrant.

            None.

Item 26.    Number of Holders of Securities

            (1)                          (2)
                                   Number of Record
                                    Holders as of
       Title of Class              August 19, 1997

        Class A                         53,166
        Class B                          9,022
        Class Y                             82

Item 27.  Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding

PAGE 79
shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 29(c).  Not applicable.

Item 30.     Location of Accounts and Records

             American Express Financial Corporation
             IDS Tower 10
             Minneapolis, MN  55440

Item 31.     Management Services

             Not Applicable.

Item 32.     Undertakings

             (a)  Not Applicable.
             (b)  Not Applicable.
             (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

PAGE 81
                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDS Utilities Income Fund, Inc., certifies that it meets the requirements for the effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1993, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 28th day of August, 1997.


IDS UTILITIES INCOME FUND, INC.


by /s/ William R. Pearce**
       William R. Pearce, President

by
       Melinda S. Urion, Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of August, 1997.

Signatures                                   Capacity

/s/  William R. Pearce**                     President, Principal
     William R. Pearce                       Executive Officer and
                                             Director

/s/  H. Brewster Atwater, Jr.*               Director
     H. Brewster Atwater, Jr.

/s/  Lynne V. Cheney*                        Director
     Lynne V. Cheney

/s/  William H. Dudley*                      Director
     William H. Dudley

/s/  Robert F. Froehlke*                     Director
     Robert F. Froehlke

/s/  David R. Hubers*                        Director
     David R. Hubers

/s/  Heinz F. Hutter*                        Director
     Heinz F. Hutter

/s/  Anne P. Jones*                          Director
     Anne P. Jones

/s/  Melvin R. Laird*                        Director
     Melvin R. Laird

PAGE 82
Signatures                                   Capacity

/s/  Alan K. Simpson*                        Director
     Alan K. Simpson

/s/  Edson W. Spencer*                       Director
     Edson W. Spencer

/s/  John R. Thomas*                         Director
     John R. Thomas

/s/  Wheelock Whitney*                       Director
     Wheelock Whitney

/s/  C. Angus Wurtele*                       Director
     C. Angus Wurtele


*Signed pursuant to Directors' Power of Attorney, dated January 8, 1997 filed electronically herewith by:




Leslie L. Ogg


**Signed pursuant to Officers' Power of Attorney dated Nov. 1,
1995, filed electronically as Exhibit 19(b) to Registrant's Post-
Effective Amendment No. 17 to Registration Statement No. 33-20872
by:




Leslie L. Ogg

PAGE 83
CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 18 TO REGISTRATION
STATEMENT NO. 33-20872

This Post-Effective Amendment comprises the following papers and documents:

The facing sheet.

The cross reference page.

Part A.

     The prospectus.

Part B.

     Statement of Additional Information.

     Financial Statements.

Part C.

     Other information.

     Exhibits.

The signatures.